Investor Presentation – September 2015 UNIVERSITY OF KENTUCKY WOODLAND GLEN – UNIVERSITY OF KENTUCKY - WOODLAND GLEN

EMBEDDED GROWTH BEST IN CLASS PORTFOLIO STABLE AND PREDICTABLE STUDENT HOUSING MARKET PROVEN GROWTH HISTORY MARKET VALUATIONCAPITAL MANAGEMENT Key Themes 2

Leading Student Housing Company 3 • Best-In-Class Student Housing Portfolio – 54 owned and 20 managed communities aggregating over 39,000 beds – Median distance to campus – 0.1 miles – 80% of NOI adjacent to campus – Average Age – 7 years • Favorable Environment for Continued Industry Growth • Industry Leading Internal Growth – 4.2% 5-Year CAGR Same-Community NOI growth • External Growth Opportunities – ONE PlanSM on-campus developments – Off-campus developments – Acquisitions • Strong and Consistent Growth History – 2011 to 2015 Core FFO per share CAGR 9%(1) • Capital Structure Positioned to Support Growth (1) Calculated using mid-point of 2015 Core FFO guidance. Georgia Heights, University of Georgia

4 Best-In-Class Portfolio $781m ACQUISITIONS $540m DEVELOPMENTS $378m DISPOSITIONS June 30, 2015 • $2.3 Billion Enterprise Value • 37% Debt to Gross Assets • 54 Communities • 27,787 Beds January 1, 2010 • $654 Million Enterprise Value • 43% Debt to Gross Assets • 40 Communities • 25,454 Beds Portfolio Transformation 1.8 miles 0.1 miles Sold Developments / Acquisitions Average Distance to Campus 21,382 28,481 Sold Developments / Acquisitions Average Enrollment $345 $795 Sold Developments / Acquisitions Average Rental Rate

5 Best-In-Class Portfolio Owned communities 54 University markets 37 Beds 27,787 Median distance to campus 0.1 miles Average distance to campus 0.4 miles % of NOI on or pedestrian to campus 80% % NOI on campus 23% Average full-time enrollment (2) 27,848 Average Rental Rate $705 Average age 7 years Portfolio Snapshot as of June 30, 2015 (1) (1) Includes only open and operating communities. (2) Based on 2014 full-time enrollment data.

• Best risk-adjusted return • Universities more accepting – Speed of completion – Reduced development and operating costs – Other demands on institutional funds – Modernization of on-campus housing • Significant competitive advantages – Proven on-campus development and management expertise – Well-capitalized balance sheet – Size and depth of resources – Public company transparency – Long-term owner of assets Best-In-Class Portfolio 23% of EdR’s 2014 NOI was from ONE Plan assets. Note: P3 means Public-Private Partnership (1) Based on average economic yield of 7.5% and cap rate of 5.0% (2) Current and announced ONE Plan investments 6 $26 $81 $111 $204 $342 $443 $527 2010 2011 2012 2013 2014 2015 2016 2017 ONE Plan investments Market Value(1) $1,038 Year-End Cumulative Cost in Millions (2) $692 CAGR-60% ONE PlanSM – On-Campus Assets

7 Market Leading Internal Growth Best-In-Class Portfolio Source: Respective company’s disclosures 3.9% 4.2% 2.7% 3.0% REVENUE NOI EdR ACC Same-Community Growth 2011-JUNE 2015 (CAGR) DELIVERED MARKET LEADING LEASING RESULTS OVER LAST FIVE YEARS FOCUSED MANAGEMENT TEAM TRANSFORMED THE COMPANY’S PORTFOLIO

1.7% 1.1% 1.2% 1.4% 1.4% 1.4% 1.2% 1.4% 1.1% 2014 2015 2016 2017 2018 2019 2020 2021 2022 Stable & Predictable Student Housing Market 8 • Favorable enrollment trends – +1.2% projected average annual full-time enrollment growth through 2022 • Higher education earnings gap – Millennials with only a high school diploma earn 62% of what the typical college graduate earns – Earnings gap between young adults with and without a bachelor’s degree has stretched to its widest level in nearly a half century • Modernization is in full swing – New student housing supply is replacing and modernizing older assets • 2016 supply growth in EdR markets expected to slow 47% Sources: Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, National Center for Education Statistics (NCES) report titled “Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)”, the U.S. Bureau of Labor Statistics, Axiometrics and local market data $90,220 $67,600 $55,432 $40,820 $37,804 $33,904 $24,492 Professional Degree Master's Bachelor's Associate's Some College, no Degree High School Less than High School Projected Full-Time Enrollment Growth Median Income by Education Level Projected Average % Growth 2014-2022 = 1.2% Key Market Drivers

EdR Market and Same-Community Revenue Growth Stable and Predictable Student Housing Market *Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets. NOTE: Same-Community Fall Leasing Revenue Growth for 2014 represents actual growth achieved, while 2015 represents the mid-point of our current projection of revenue growth between 3.0% and 3.5%. 9 1.4% 2.2% 4.0% 2014 1.5% 1.6% 3.25% 2015* 1.5% 0.8% 2016* EdR Market Growth and Same-Community Fall Leasing Revenue Growth  Enrollment Growth  Supply Growth  EdR Same-Community Fall Leasing Revenue Growth New supply expected to slow 47% from 2015 to 2016 Housing Mix - EdR Markets Other Housing 47% On-Campus Housing 28% Off-campus Purpose Built Student Housing 25%

Stable and Predictable Student Housing Market 10 Consistent and Strong Revenue Growth Compared to Multi-Family Student Housing Apartment 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 S a m e   S t o r e   R e v e n u e   G r o w t h ,   y / y 8% 6% 4% 2% 0% ‐2% ‐4% ‐6% Source: SNL Financial and Goldman Sachs Global Investment Research Student Housing - 44 consecutive quarters with same store revenue growth. 3.4% Average 3.1% Average

Stable and Predictable Student Housing Market 11 • Enrollment trends are favorable. • New supply is manageable. • Modernization is in full swing. • Preleasing is strong for 2015-2016 lease term. Moving Forward Conclusion University of Kentucky

$51 $59 $68 $88 $114 2010 2011 2012 2013 2014 $33 $48 $63 $80 2011 2012 2013 2014 Core FFO $1.29 $1.41 $1.65 $1.86 $1,144 $1,500 $1,815 $2,022 2011 2012 2013 2014 Sources: Company’s respective annual and quarterly filings and National Center for Education Statistics (NCES) report titled “Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)” Note: Percentages in white represent annual growth rates. 12 Historical Core FFO Historical Gross Assets Historical NOI & NOI Margin NOI NOI Margin Drivers of Stable Growth • Favorable enrollment trends: +1.2% average annual full-time enrollment growth through 2022 • Well located assets and moderating supply growth • Strong community management teams and systems • Disciplined cost controls resulting in consistent NOI margins since 2011 • Meaningful external growth through development and acquisitions in millions in millions, except per share amounts in millions 28% 31% 21% 11% 27% 45% 27%31% Proven Growth Strong and Consistent Growth Core FFO per share 22% CAGR 13% CAGR 23% CAGR 51.4% 53.7% 51.8% 52.3% 55.1% 16% 15% 29% 30%

Proven Growth Development EdR’s Share of Cost(1) (in millions) Market Value(2) (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield Incremental NAV(4) 2014 Deliveries $257 $419 94.4% N / A 7% - 7.5% (3) $1.22 2013 Deliveries $192 $271 92.4% 98.9% 7.4% $0.92 2012 Deliveries $91 $156 96.7% 99.3% 9.1% $1.00 Total / Weighted Average $540 $845 94.1% 99.0% 7.7% $3.14 13 (1) Represents majority owned and consolidated assets. While most developments were delivered below original budgeted costs all projects were within 2% of original budget. (2) Based on first year economic yield as presented and cap rates of 5.0% for on-campus and 5.5% for off-campus developments. (3) Represents expected first-year economic yield (4) Assumes new developments funded with 35% debt and equity raised using June 30, 2015 share price of $31.36. Base share count at June 30, 2015 was 48.4 million shares. EdR developments have opened with average first year occupancy of 94.1% and first-year economic yields above 7% Successful Delivery of Developments

19.1% 2.4% EdR ACC Dividend per Share Growth 2010–2014 (CAGR) Proven Growth Dividend per Share Growth 14 19.1% DIVIDEND PER SHARE CAGR 2400 Neuces, University of Texas Austin Source: SNL Financial

Growth Priorities • Highly fragmented • REITs own less than 5% • Outdated housing stock • Consolidation and development opportunities aplenty 15 Student Housing Marketplace The Marshall, University of Minnesota

Embedded Internal Growth

2015-2016 Preleasing

	Design Beds	% of NOI	2014 Opening Occupancy	Preleasing at July 27, 2015	Preleasing at July 27, 2014	Preleasing Ahead/ (Behind)	Projected Rate Growth
Same-Communities – by Tier							
Prior Year Occupancy Below 90% (Tier 1)	2,906	5.6%	81.6%	74.6%	69.3%	5.3%	2.6%
Prior year Occupancy 90% to 94.9% (Tier 2)	2,063	7.8%	92.2%	92.2%	88.0%	4.2%	2.1%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,772	16.7%	97.4%	96.6%	93.8%	2.8%	3.6%
Subtotal – Tiers 1-3	**10,741**	**30.1%**	**92.1%**	**89.8%**	**86.0%**	**3.8%**	
Prior Year Occupancy 98% and Above (Tier 4)	15,996	69.9%	99.7%	97.9%	98.6%	(0.7)%	3.5%
Total Same-Communities[(1)]	**26,737**	**100%**	**96.6%**	**94.6%**	**93.5%**	**1.1%**	**3.2%**
Total New-Communities[(2)]	**3,557**			**94.4%**			
Total Communities	**30,294**			**94.6%**			

Projected Fall Revenue:

The same-community portfolio is projected to obtain a 3.0% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3.2% and occupancies consistent with the prior year.

NOTE: Leasing update includes 2,982 same-community beds and 1,610 new-community beds to be delivered in 2015 at the University of Kentucky.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2015/2016 leasing cycle.

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2014 acquisition of The District on Apache (900 beds) and (2) beds at our 2015 development deliveries – The Oaks on the Square – Phase IV (391 beds). The Retreat at Louisville (656 beds), and Woodland Glen III, IV & V (1,610 beds). Our 2015 acquisition of The Commons on Bridge is excluded since we did not oversee leasing for the 2015/2016 lease year.

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Embedded External Growth Recently Completed 2015 Deliveries $208mm 2016 – 2017 deliveries $324mm Median distance to campus(1) 0.1 miles Average distance to campus(1) 0.2 miles Average full-time enrollment(1) 22,521 Average rental rate(1) $833 Average development yields(1) 7.0% - 7.25% Recently Delivered and Active Developments 17 CURRENT DEVELOPMENTS WILL INCREASE COLLEGIATE HOUSING ASSETS BY 30% (1) The statistics presented include only our consolidated communities under development. Average rate does not reflect the 2017 deliveries as rates for these developments have not been finalized. 65% OF DEVELOPMENTS ARE ON-CAMPUS

18 Announced Developments Embedded External Growth University Property 2014 Enrollment Beds EdR’s Share of Cost (In Millions) Distance to Campus (miles) University of Kentucky Limestone Park I & II 26,226 1,141 84 On-Campus University of Mississippi The Retreat – Phase II 16,830 350 26 0.8 Virginia Tech Retreat at Blacksburg - Phase I 28,504 622 36 0.8 2016 - Total/Weighted Average 24,447 2,113 $ 146 0.4 University of Kentucky University Flats 26,226 771 74 On-Campus Virginia Tech Retreat at Blacksburg - Phase II 28,504 207 12 0.8 Recently awarded ONE Plan projects Boise State University, Arkansas State University, UK – Honors College Various 1,229 92 On-Campus 2017 - Total/Weighted Average 20,424 2,207 $ 178 0.2 Total/Weighted Average 22,212 4,320 $ 324 0.3

Embedded External Growth 19 Development Funding $28 - Already Funded $50 - Operating Cash $86 - Debt(1) $160 Property Sales / Capital Markets $0 $50 $100 $150 $200 $250 $300 $350 Note: Announced Developments of $324 million and amount already funded of $28 million are as of June 30, 2015. (1) Assumed 35% debt to fund remaining development spend (2) 2014 dispositions had an average cap rate of 6.2%. Sources of Funding Announced Developments in Millions Proven History of Asset Sales/Recycling in Millions $378 $139(2) $0 $100 $200 $300 $400 2014 Since 2010

Embedded External Growth Development Year EdR’s Share of Cost(1) (in millions) Market Value(2) (in millions) Additional AV Creation (in millions) Incremental NAV per Share(3) Recently Completed 2015 Deliveries $208 $287 $79 $0.88 2016 Deliveries $146 $204 $58 $0.67 2017 Deliveries $178 $257 $79 $0.97 Total Active Developments $324 $461 $137 $1.64 Including Recently Delivered $2.52 20 (1) Represents majority owned and consolidated assets. (2) Based on average yield as presented on slide 24, using 7.25% for 2015 to 2017 deliveries and cap rates of 5.0% for on-campus and 5.5% for off-campus developments. (3) Assumes new developments funded with 35% debt and equity raised using June 30, 2015 share price of $31.36. Base share count at June 30, 2015 was 48.4 million shares. (4) Based on average sell-side analyst estimates of NAV. EdR’s development pipeline creates incremental NAV as project yields are higher than current market cap rates. Value Creation of Developments 7% of Current NAV(4) 42% Value Creation

$51 $34 $24 $39 $55 $22 $65 $123 $250 $138 2016 2017 2018 2019 2020 2021 2022 2023 2024 Unsecured Revolving Credit Facility - Variable Rate Unsecured Senior Notes Unsecured Term Loan - Fixed Rate Mortgage Debt - Fixed Rate Mortgage Debt - Variable Rate Construction Loans - Variable Rate Debt Maturities as of June 30, 2015(3) (In Millions) Capital Management (1) All data is as of June 30, 2015 per the company’s 2Q15 financial supplement except as noted. (2) Most recently announced quarterly dividend annualized. Based on stock price of $31.36 as of June 30, 2015. (3) Term loans entered into in January 2014 are reflected as fixed rate debt as the Company entered into swaps covering the total term loan balance. Prudent Financing Strategy • Appropriate Leverage Levels – Debt to Gross Assets: 37% – Net Debt to Enterprise Value: 34% – Net Debt to Adjusted EBITDA: 4.8x – Secured Debt to Gross Assets: 11% • Strong Coverage Levels – Interest Coverage Ratio: 5.3x • Well-staggered debt maturities • $500 million unsecured Credit Facility expandable to $1 billion • Attractive and well covered dividend(2) – Dividend Yield: 4.7% Excellent Capital Structure(1) 21

22 Capital Management Source: Company’s respective annual and quarterly filings Prudent Leverage Management with Development Pipeline 20% 25% 30% 35% 40% 45% $0 $100 $200 $300 $400 $500 $600 $700 Q4 2011 Q1 2012 Q2 Q3 Q4 Q1 2013 Q2 Q3 Q4 Q1 2014 Q2 Q3 Q4 Q1 2015 Q2 D e b t t o G r o s s A s s e t % A c t i v e D e v e l o p m e n t P i p e l i n e Debt to Gross Assets Active Developments Average Leverage

Market Valuation 23 Trading at Discount to Net Asset Value $28.76 (1) 20% $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Discount to NAV Share Price Discount to NAV Consensus NAV - $35.82(2) (1) Closing Share Price at September 11, 2015. (2) Average sell-side analyst estimates of NAV.

Highest Discount to Multi Family of Last Ten Years Market Valuation Source: Goldman Sachs Global Research. Represents 2016 FFO Multiple 24 16.6x 14.0x 16% Discount 10.0x 12.0x 14.0x 16.0x 18.0x Multi Family EdR EdR’s 10-Year Average Discount to Multi-Family 1%

Higher Cap Rate Spread to Multi-Family Than Peer Market Valuation Note: Represents nominal implied cap rate. Source Goldman Sachs Global Research and company presentations. 25 5.6% 6.7% 6.0% 5.0% 5.2% 5.4% 5.6% 5.8% 6.0% 6.2% 6.4% 6.6% 6.8% Multi Family EdR ACC EdR Cap Rate is 20% Discount to Multi-Family and 12% Discount to Peer EdR Has Best-In-Class Portfolio Median Distance 0.1 miles 80% of NOI Pedestrian to Campus 23% of NOI On-Campus Market Leading Operating Margins Market Leading Rev & NOI Growth

Strong Returns to Shareholders Market Valuation Source: KeyBanc Corp 26 -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% EdR ACC RMZ EdR #1 VS. ALL PUBLIC STUDENT HOUSING REITS EdR #2 VS. ALL PUBLIC MULTIFAMILY REITS EdR 87th Percentile ALL PUBLIC REITs 200% 120% 79% 20% 70% 120% 170% 220% EdR RMZ ACC Annual Total Shareholder Return Cumulative TSR (2010-2014)

Safe Harbor Statement Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Under the Private Securities Litigation Reform Act of 1995 27